Divestitures	12 Months Ended
Dec. 31, 2023
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Divestitures

10. DIVESTITURES
A) 2023 Divestitures
There were no material divestitures in the year end December 31, 2023.
B) 2022 Divestitures
On January 31, 2022, the Company closed the sale of its Tucker asset in its Oil Sands segment for net proceeds of $730 million and recorded a before-tax gain of $165 million (after-tax gain – $126 million).
On February 28, 2022, the Company closed the sale of its Wembley assets in its Conventional segment for net proceeds of $221 million and recorded a before-tax gain of $76 million (after-tax gain – $58 million).
On May 31, 2022, the Company completed the transfer of 12.5 percent of Cenovus’s working interest in the White Rose field and satellite extensions in the Atlantic region. Cenovus paid $50 million associated with transferring the Company’s working interest, resulting in a before-tax gain of $62 million (after-tax gain – $47 million).
On June 8, 2022, the Company sold its investment in Headwater Exploration Inc. for proceeds of $110 million, with no gain or loss recognized as the investment was recorded at fair value prior to the sale.
On September 13, 2022, the Company closed the sales of 337 gas stations in the retail fuels business, located across Western Canada and Ontario, for net cash proceeds of $404 million and recorded a before-tax loss of $74 million (after-tax loss – $56 million).